                                                                      EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 2-88902 and 33-42343) of ReadiCare, Inc. of our report dated April 10, 1996 appearing on page 41 of this form 10-K.

PRICE WATERHOUSE LLP
San Jose, California
May 17, 1996